UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest
event reported): April 26, 2004

HARRIS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Blvd., Melbourne, FL	32919

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 727-9100

No Change

(Former name or former address, if changed since last report.)

Items 1.-4.       Not applicable.

Item 5.   Other Events and Regulation FD Disclosure.

On April 23, 2004, Harris Corporation issued a press release announcing the election of Leslie F. Kenne to the Harris Corporation Board of Directors. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits:

99.1	Press release of Harris Corporation, dated April 23, 2004.

Items 8.-12.      Not applicable.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION

		By:	/s/ Bryan R. Roub
		Name: Title:	Bryan R. Roub Senior Vice President and Chief Financial Officer

Date:	April 26, 2004

EXHIBIT INDEX

Exhibit No.
Under Regulation S-K, Item 601	Description

99.1	Press Release, issued by Harris Corporation on April 23, 2004.